BARTLETT

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                                  MUTUAL FUNDS
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                            SEMI-ANNUAL REPORT
                                 JUNE 30, 1998

                                      BARTLETT
                              BASIC VALUE FUND

                                      BARTLETT
                      VALUE INTERNATIONAL FUND

                                      BARTLETT
                                   EUROPE FUND

                                 BARTLETT & CO.
                                    PROFILE


[BARTLETT MUTUAL FUNDS LOGO] Bartlett & Co., headquartered in Cincinnati,
                             Ohio, is an asset management firm which
                             manages over $3.1 billion for individuals, family groups and institutions. Established in 1898,
Bartlett & Co. has built a reputation among individual and institutional investors of strong performance and superior client service for the last century.

Bartlett & Co. offers its clients a diversity of services through four business divisions:

         (diamond) MUTUAL FUNDS

         (diamond) INSTITUTIONAL CLIENT SERVICES

         (diamond) PRIVATE CLIENT SERVICES

         (diamond) REAL ESTATE PROGRAMS

Our tradition of excellence, the breadth of our services and the depth of our experience give Bartlett & Co. the capabilities to serve as your financial advisor.

                                    CONTENTS

                                                                      Pages
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      Bartlett & Co. Profile                                   Inside Cover
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      President's Letter                                                  2
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      Reports to Shareholders
           Bartlett Basic Value Fund                                      3
           Bartlett Value International Fund                              5
           Bartlett Europe Fund                                           6
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      Growth of a $10,000 Investment
           Bartlett Basic Value Fund                                      7
           Bartlett Value International Fund                              8
           Bartlett Europe Fund                                           8
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      Industry Diversification                                            9
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      Statements of Net Assets
           Bartlett Basic Value Fund                                     10
           Bartlett Value International Fund                             12
           Bartlett Europe Fund                                          14
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      Statements of Operations                                           16
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      Statements of Changes in Net Assets
           Bartlett Basic Value Fund                                     17
           Bartlett Value International Fund                             18
           Bartlett Europe Fund                                          19
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      Financial Highlights
           Bartlett Basic Value Fund                                     20
           Bartlett Value International Fund                             21
           Bartlett Europe Fund                                          22
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      Notes To Financial Statements                                      23
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      Trustees and Officers                                              29
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This report is for the information of shareholders of the Bartlett Mutual Funds.
It may be used as sales literature if preceded or accompanied by a current prospectus of the Bartlett Mutual Funds.

                               PRESIDENT'S LETTER

Dear Shareholder,

We are pleased to provide you with the semi-annual report for the Bartlett Capital Trust, comprised of the Bartlett Basic Value Fund, the Bartlett Value International Fund and the Bartlett Europe Fund covering the six months ended June 30, 1998.

During the quarter ended June 30, 1998, USequity markets continued their upward progress. Once again, though, the pattern of the last year persisted, with good performance concentrated in a small group of the very largest capitalization stocks. European equity markets also continued their very positive performance while Asian markets continued to decline.

We have a change to report with respect to Bartlett Europe. Ronnie Armist, who skillfully guided the Fund's good performance over the last few years, has assumed overall responsibility for Lombard Odier International Portfolio Management's ("LOIPM") operations in London. William Lovering and Neil Worsley, who have worked with Ronnie on the Fund, have become the Fund's co-portfolio managers.

Neil Worsley began his career in the investment world almost 20 years ago and has worked for LOIPMsince 1990. He has worked on Bartlett Europe Fund since 1992 when the Fund first began its focus on Europe. He is Director and Head of Pan-European equities at LOIPM. William Lovering began his career managing equities for UKpension funds in 1986. He joined LOIPM in 1994 and has been involved with the Fund since then. He is an Assistant Director of European equities.

We will miss Mr. Armist's day-to-day involvement with the Fund but we have every confidence in Mr. Worsley and Mr. Lovering. They have contributed significantly to the Fund's performance over the last several years and we are optimistic that this will continue.

On the following pages, the portfolio managers for the three Funds discuss each Fund's performance and the investment outlook.

The Board of Trustees has approved the following dividends and distributions per share which are payable August 21, 1998 to shareholders of record August 19, 1998:


                                                                            Short-term                  Long-term
                                              Ordinary Income              Capital Gain               Capital Gain
                                                 Dividend                  Distribution               Distribution
Basic Value:
  Class A                                          $.087                       $.048                      $.462
  Class C                                          $.053                       $.048                      $.462
  Class Y                                          $.062                       $.048                      $.462

Value International:
  Class A                                          $ .12                       $.094                      $.281
  Class C                                          $ .11                       $.094                      $.281
  Class Y                                          $ .14                       $.094                      $.281

Bartlett Europe:
  Class A                                          None                        $.173                      $.115
  Class C                                          None                        $.173                      $.115
  Class Y                                          None                        $.173                      $.115

We appreciate your support and we welcome your comments or questions.

                                                  Sincerely,

                                                  /s/ Edward A. Taber, III
                                                  ________________________
                                                  Edward A. Taber, III
                                                  President

                                    BARTLETT
                                  BASIC VALUE
                                  FUND REPORT


                                       Quarter         Year
                                        Ended          Ended
                                       6/30/98        6/30/98

Basic Value*                           (3.4)%          23.2%
S&P 500 Index (large-cap)               3.3%           30.2%
BARRA Value Index (large-cap)           0.5%           25.1%
S&P 400 Index (mid-cap)                (2.1)%          27.0%
Russell 2000 Index (small-cap)         (4.7)%          16.5%

[BARTLETT MUTUAL FUNDS LOGO] Many equity fund investors must feel as if they are chasing the rabbit. That is not to imply that the funds they own are dogs, but that catching up with the S&P 500 is truly a difficult task in this extraordinarily narrow market. Although earnings of the giant companies are under pressure due to weak foreign economies and currencies, investors seem to prefer the perceived safety of mega-cap stocks. Of course, the large mutual funds with enormous cash inflows embrace these large-cap stocks because they trade more easily and could be liquidated when the market declines and cash flows reverse. This helps to explain why the largest fifty companies in the S&P 500 returned 28.3% year-to-date while the other 450 companies returned under 10%. The fact that the largest fifty companies represent more than 50% of the S&P 500 market value indicates that superior performance can be dependent on heavy exposure to these largest of the large companies.

     This superior performance is not supported by more attractive valuations, as the largest companies have price/earnings multiples nearly 50% higher than the smaller group while having nearly the same outlook for growth. Obviously, our focus on value and wide diversification by market cap has been a strong headwind in keeping up with the large-company market indices. Ultimately this over emphasis on "safe" large-cap companies will prove to be disappointing as investors will learn, once again, that ignoring value can be perilous. Values among smaller companies are actually more compelling today than in 1990, which represented a low point during the last twenty years. Those who bought or stayed the course at that time were amply rewarded in the ensuing years.

     In view of the market conditions described above, it is not surprising that many of our best performing stocks for the quarter were among the larger companies: Ford



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                         Measuring Both Risk and Return

            Bartlett Basic Value Fund vs Standard & Poor's 500 Index
                         May 31, 1983 to June 30, 1998



            [PERCENTAGE GRAPH APPEARS HERE -- SEE PERCENTAGES BELOW]



            Bartlett
             Basic         S&P
             Value         500
             Fund         Index

Return      13.3%*        17.3%


Risk        11.2%         14.1%


   This chart compares the historical average annual total return and the risk (as measured by the standard deviation) of the Bartlett Basic Value Fund and the Standard & Poor's 500 Index from May 31, 1983 to June 30, 1998. The S&P 500 Index is an unmanaged index of common stocks widely used as a measure of stock market activity. The return for the Index does not include any expenses or transaction costs. The return for the Fund includes such expenses and costs.

   Standard deviation is a statistical measure of volatility often used as a measure of risk. In general, the greater the standard deviation, the greater the tendency to vary from the average annual total return. By comparing the magnitude of the standard deviations, the relative volatility of each investment can be determined. A lower standard deviation reflects lower volatility.

   The average annual total return figures for both the Fund and the index assume the reinvestment of dividends.

   Of course, past performance is no guarantee of future results. The principal value and investment returns of the Fund fluctuate so that upon redemption you may receive more or less than your original investment.
--------------------------------------------------------------------------------

   *Reflects return on Class A Shares, excluding the 4.75% maximum sales charge effective July 21, 1997. Return information for the other share classes may be found on page 20.

Motor (+37.1%), Time Warner (+18.7%), AMR (+16.3%), Tyco (+15.3%) and McDonald's
(+15.0%).

     The biggest declines in the portfolio came from RJR Nabisco (-24.2%), Toys `R' Us (-21.6%), Union Pacific (-21.5%), and Potash Corporation (-16.6%).

     We added incrementally to our positions in H&R Block, Martin Marietta Materials, AT&T, Western Resources, and more substantially to Union Pacific. Union Pacific continues to struggle with congestion on its Houston rail line due to track maintenance and upgrades. These difficulties may penalize earnings for the next quarter or two, but may be necessary for their long-term growth strategy. We believe the company will have significantly improved normalized earning power as these challenges are overcome. In addition, Union Pacific represents the only economically feasible transportation alternative for many of its customers.

     We eliminated a number of stocks from the portfolio during the quarter. Lowe's, Associates First Capital, Federated Department Stores, and Stewart & Stevenson were sold. Associates First stock was received as a distribution from our holding of Ford and we did not choose to own it independently. Federated and Lowe's reached our price target. Stewart and Stevenson was sold because our original premise for owning this company was no longer valid.

     In a market environment in which investors are paying ever larger premiums for size and stability, our approach is finding plenty of challenges. Historically, however, when valuation disparities have reached these levels, our approach has proven to be very rewarding.

Sincerely,

/s/ James A. Miller                   /s/ Woodrow H. Uible
___________________                   ____________________
James A. Miller, CFA                  Woodrow H. Uible, CFA
Portfolio Manager                     Portfolio Manager


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                          Largest Industry Allocations

            Bartlett Basic Value Fund vs Standard & Poor's 500 Index
                                 June 30, 1998


            [PERCENTAGE GRAPH APPEARS HERE -- SEE PERCENTAGES BELOW]


Percent of Total Portfolio      Fund      S&P 500

Finance                          19%        20%
Transportation                   15%         1%
Basic Industry                   15%         9%
Consumer Cyclical                13%        13%
Technology/Defense                9%        17%
Utilities                         8%         7%

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                                       4

                                    BARTLETT
                              VALUE INTERNATIONAL
                                  FUND REPORT

[BARTLETT MUTUAL FUNDS LOGO] International market performance in the second quarter of 1998 continued the trends that have been present over the last year. The overall Europe, Australia, Far East (EAFE) Index* rose slightly, by 1.1%, mainly on the strength of European markets, while Pacific markets continued to sink. The broader-based Morgan Stanley All Country ex US Index fell 2.2%. Hong Kong, Malaysia and Singapore markets were especially weak, falling at least by a third, while Japan continued its slide by another 4.6%. These markets' trends continue to be reinforced by the positive sentiment for European economies generated by the European Monetary Union process, coupled with increasing gloom about the prospects for growth across Asia. Economic sectors also had differing market performance, with the consumer goods, services and finance groups posting good results, while the more cyclical areas, like materials and capital equipment, were weak.

     As a result of this disparate performance, the European component of the EAFE has grown to nearly three-quarters of the total, while the Asian component has shrunk to one quarter. The economic weight of these two regions in the overall world economy, as measured by gross domestic product, has Europe at a bit less than two thirds and Asia one third. In general, stock valuations in most Asian markets compared to book value and cash flow are at very low levels--levels not seen for at least a decade.

     Bartlett Value International fell 4.7%(+) in the quarter, reflecting its below-index weighting in European stocks and higher allocation to Asian investments. Predictably, the stocks that aided performance were European. Metra, the Finnish conglomerate, increased on the announcement that it would split into three pieces that will be easier for markets to value correctly. Lufthansa, the German airline, continued its gains on improving operations, while Allied Irish Banks benefited further from the boom in financial stocks. The worst performers included Swire Pacific, the Hong Kong conglomerate that continues to suffer from weak market sentiment, Perlis Plantations in the very weak Malaysian market, and Pohang Iron and Steel in Korea. These companies have good quality operations and are sound financially, and will be retained in the portfolio.

     The current market situation is very reminiscent of conditions in 1989, when the Japanese market reached its peak in terms of relative performance and influence in the EAFE Index. At the time, Bartlett had no investment in Japanese stocks, which made keeping up with the market indexes almost impossible. We found the valuations in the Japanese market at that time to be too high to invest in, and the level of euphoria around the market too frothy to last. That was indeed the outcome, and we see many of the same sentiments floating around the European markets right now. Although many positive developments have occurred in Europe due to corporate restructuring and the progress to European Monetary Union, we believe that some caution is in order, especially as stock valuations become stretched. We think that market principles still apply, and that a portfolio that is more diversified regionally than is the current EAFE Index is a prudent course in a global economy that is clearly beginning to slow. Finally, the continued strength of the US market and the lofty valuations of US stocks are also indicators that more globally diversified equity portfolios will perform better in the future.

                                 /s/ Madelynn M. Matlock
                                 _______________________
                                 Madelynn M. Matlock, CFA
                                 Portfolio Manager

*The EAFE Index is an unmanaged index of common stocks of foreign companies. The returns for the Index do not include any transaction costs associated with buying and selling securities in the Index or other administrative expenses. The returns for the Fund include such expenses.
(+)Return information is for Class A shares, excluding the 4.75% maximum sales charge, effective July 21, 1997. Return information for the other share classes may be found on page 21.

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                             Portfolio Composition
                      Bartlett Value International Fund vs
                    Europe, Australia, Far East (EAFE) Index
                                 June 30, 1998


            [PERCENTAGE GRAPH APPEARS HERE -- SEE PERCENTAGES BELOW]


Percent of Total Portfolio      Fund     EAFE Index

Americas                         14%         0%
  Latin America                   4%
  Canada                          5%
  Cash Equivalents                5%
Europe                           51%        74%
Pacific                          35%        26%
  Japan                          19%        21%


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                                       5

                                    BARTLETT
                                     EUROPE
                                  FUND REPORT

                              Quarter              Year
                               Ended               Ended
                              6/30/98             6/30/98

Bartlett Europe Fund*          5.5%                39.6%
MSCI Europe Index              5.1%                37.1%
MSCI EAFE Index                1.1%                 6.1%
S&P 500 Index                  3.3%                30.2%

Market Review

[BARTLETT MUTUAL FUNDS LOGO] US and European markets began 1998 in the same vein as they ended 1997. Excellent
                             inflation data in the US and indications that Federal Reserve policy may have changed following the events in Japan and Southeast
Asia drove global bond yields down to record lows. Nearly all European markets continued to move up into new territory during the first quarter, taking the lead from the US where the Dow set further records despite an apparent slowing in earnings growth and profit warnings from names such as Intel, Compaq and Motorola. Investor confidence and liquidity remains in abundance and the safe haven attractions of the US and the European markets in a global context continued to keep the pot boiling.

The peripheral European markets of Italy, Spain and Ireland were the best performers in the period ended June 30, 1998, buoyed by the theme of European Monetary Union ("EMU") convergence which translates into lower interest rates for those economies outside core Europe. In these markets it was the interest sensitive stocks that performed best, driving the markets higher. These markets paused for breath during the second quarter of the year as investors took part of their considerable profit, although the prospects for enhanced future performance are undimmed. A feature of these peripheral markets has not only been the amount of international-sourced liquidity pumped into these markets but the growth in domestic equity investment. Historically, locals have held the majority of their assets in cash instruments (although returns in some cases have more than halved, leaving individuals to seek alternate homes for their savings). Equity returns have encouraged increased participation, and inflows into mutual funds, particularly in Italy, are large enough to almost rival inflows in the US savings market.

The Irish economy and stockmarket deserves particular mention. For some time, this economy has been the strongest performer in Europe. Growth is expected to maintain at present prevailing rates in excess of 7% per annum and central European interest rates are to be set at levels certainly lower than would be appropriate for the Irish economy in isolation. Irish earnings growth is set to continue well above European trend levels, particularly the financials which will benefit from corporation tax change. Irish corporation rates are to be harmonised with those currently prevailing in the Irish industrial sector, i.e. 12.5%. At present, financials pay on aggregate nearer to 30%. This alone assures reported earnings growth of between 4% and 5% until 2003.

The economic situation in France has improved through the year. The consumer is picking up, unemployment has now peaked and disposable income is a little more robust. Inflation, however, remains subdued running at the lowest annual rate in 40 years at 1.1%. In Germany, elections in lower Saxony resulted in an increased vote for the Socialist Democratic Party. As a result, Herr Schroder was nominated to challenge Chancellor Kohl in the September general elections. Ironically, Chancellor Kohl, the long-term advocator of EMU, may well not lead Germany into the new system, although Germany is still seen as a dominant player in the new order.

Speculation gathered momentum ahead of the crucial May 1st deadline for EMU qualification. Debate centered over whether some of the peripheral members would qualify under the Maastricht Treaty guidelines, in fact, all did. However, the surprise news was that the previously overlooked Greece would enter the Exchange Rate Mechanism and would seek full membership in the European club at the earliest opportunity. The Greek equity market responded well to the news.

Inflation generally has been helped by lower commodity and particularly oil price weakness. The Asian situation will probably determine base commodity price movements but our view is that the price of oil has probably reached a floor. Consequently, we feel that we can draw the same conclusion for the oil majors which have been poor performers for the period in question.

OUTLOOK

Although European bourses have performed strongly, the bull case for the markets remains intact. The Asian crisis probably is yet to reach its nadir in terms of effect, although the relative enhancement of the attractions of European equities should not diminish. Global slowdown means that Euro rates will converge at the low end of the forecast range below 4%. Couple this with the strong corporate restructuring story within Europe's large companies and the relative valuation is compelling.

Our strategy has been to overweight the peripheral regions and we would expect to maintain this stance through the second half of the year, providing strong bottom up investments justify. It is still probably too early to foray into the more economically sensitive areas affected by the Far East although the rate of change in profits generated internally in Europe does offset such worries in some cases. Superior stock selection will remain the key to ensuring performance and on that basis we are confident that our rigorous investment approach will be rewarded.

                                       Neil Worsley
                                       William Lovering
                                       Co-portfolio Managers

*Reflects return on Class A Shares, excluding the 4.75% maximum sales charge effective July 21, 1997. Return information for the other share classes may be found on page 22.

                         GROWTH OF A $10,000 INVESTMENT

[BARTLETT MUTUAL FUNDS LOGO] The following graphs compare each Fund's total return against that of a closely matched, broad-based securities market index.

These performance tables and charts represent past performance and are no guarantee of future results. The investment return and principal value of the Funds will fluctuate so that upon redemption, you may receive more or less than your original cost.

The charts illustrate the cumulative total return of an initial $10,000 investment in Class A shares for the periods indicated and reflect the maximum sales charge of 4.75% currently applicable to Class A shares (the Average Annual Total Return table within each chart provides information both including and excluding the effect of the maximum sales charge). The performance tables and charts assume all dividends and distributions are reinvested at the net asset value on the reinvestment date and reflect the periodic absorption of some Fund expenses through the waiver of management fees. Had a portion of these fees not been waived, the Funds' total returns would have been slightly lower.

The lines representing the securities market indices (which is, in each case, an unmanaged index) do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.

No performance information is shown for Class C and Class Y shares for any of these Funds as no such shares were outstanding prior to July 21, 1997. A contingent deferred sales charge may be imposed under certain circumstances on Class A and C shares. Please refer to the prospectus for details.

*This line reflects return information on Class A Shares excluding the maximum 4.75% sales charge which became effective July 21, 1997. The second line reflects return information including the sales charge.

The Standard & Poor's 500 Index is a broad-based unmanaged index of common stocks commonly used to measure general stock market activity.

--------------------------------------------------------------------------------

                         Growth of a $10,000 Investment
                           Bartlett Basic Value Fund
                       May 31, 1983 through June 30, 1998



--------------------------------------------------------------
           Average Annual Total Returns
          For periods ended June 30, 1998
--------------------------------------------------------------
 1 Year   3 Years   5 Years   10 Years    Life of the Fund
                                          (since 05/05/83)
--------------------------------------------------------------
 23.19%*  22.19%*   18.17%*   13.56%*        13.33%*
 17.33%   20.22%    17.03%    13.01%         12.96%
--------------------------------------------------------------


               [LINE GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]


               Bartlett Basic
                 Value Fund          S&P 500 Index

5/31/83             9,524                10,000

  1983             10,042                10,407

  1984             10,886                11,042

  1985             13,637                14,529

  1986             15,692                17,178

  1987             14,919                18,067

  1988             18,839                21,047

  1989             21,036                27,656

  1990             19,016                26,776

  1991             23,953                34,948

  1992             26,405                37,624

  1993             29,483                41,417

  1994             29,602                41,966

  1995             38,943                57,740

  1996             46,115                70,991

  1997             59,701                94,691

  6/98             63,451               111,461

                         Growth of a $10,000 Investment
                       Bartlett Value International Fund
                     October 31, 1989 through June 30, 1998




--------------------------------------------------
         Average Annual Total Returns
        For periods ended June 30, 1998
--------------------------------------------------
   1 Year   3 Years   5 Years   Life of the Fund
                                (since 10/06/89)
--------------------------------------------------
   -6.44%*   9.76%*   10.69%*       7.46%*
  -10.89%    8.00%     9.62%        6.87%
--------------------------------------------------


               [LINE GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]


              Bartlett Value
              International        EAFE
                  Fund            Index


10/31/89          8,848           10,000

  1989            9,695           10,891

  1990            8,288            8,337

  1991           10,069            9,350

  1992            9,884            8,212

  1993           12,983           10,886

  1994           12,942           11,741

  1995           14,097           13,062

  1996           15,926           13,892

  1997           17,364           14,179

  6/98           17,867           16,458


*This line reflects return information on Class A shares excluding the maximum 4.75% sales charge which became effective July 21, 1997. The second line reflects return information including the sales charge.

The Europe, Australia, Far East (EAFE) Index is a broad-based unmanaged index administered by Morgan Stanley Capital International and is composed of select common stocks of companies based outside the United States and including Europe, Australia, and the Far East. It is often used to measure international stock market activity.





                         Growth of a $10,000 Investment
                              Bartlett Europe Fund
                     August 19, 1986 through June 30, 1998


-----------------------------------------------------------
               Average Annual Total Returns
              For periods ended June 30, 1998
-----------------------------------------------------------
  1 Year   3 Years   5 Years  10 Years   Life of the Fund
                                         (since 08/19/86)
-----------------------------------------------------------
  39.59%*   30.66%*   23.07%*  11.15%*        9.83%*
  32.97%    28.56%    21.88%   10.61%         9.38%
-----------------------------------------------------------


               [LINE GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]

               Bartlett
              Europe Fund      MSCI Europe Index



12/31/87        8,500              10,000

  1988         10,675              11,635

  1989         12,006              15,016

  1990          9,526              14,510

  1991         10,199              16,492

  1992          9,468              15,792

  1993         12,300              20,495

  1994         11,780              21,040

  1995         14,124              25,697

  1996         18,578              31,240

  1997         21,834              38,800

  6/98         28,988              49,078

*This line reflects return information on Class A shares excluding the maximum 4.75% sales charge which became effective July 21, 1997. The second line reflects return information including the sales charge.

Prior to 7/21/97, the Fund was a closed-end fund which reinvested all dividends and distributions at an average reported sales price on the New York Stock Exchange.

The Morgan Stanley Capital International (MSCI) Europe Index is a broad-based unmanaged index based on the share prices of common stocks in different European countries. The countries included in this are --Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the UK.

                            INDUSTRY DIVERSIFICATION

                             Bartlett Capital Trust
                           June 30, 1998  (Unaudited)



Value International Fund

                            % of Net    Market
                             Assets     Value
------------------------------------------------------
                                        (000)

Automotive                      3.0%  $ 2,415
Banking                         6.6     5,309
Chemicals                       5.6     4,496
Computer Services               2.5     1,996
Construction                    7.2     5,796
Consumer Durable Goods         11.4     9,143
Consumer Non-Durable Goods      3.3     2,619
Diversified                     7.2     5,741
Electronics                     4.4     3,510
Investment Companies            6.6     5,319
Metals & Mining                 7.5     6,057
Miscellaneous Services          7.6     6,066
Oil & Gas                       7.3     5,817
Real Estate                     2.3     1,826
Retail Sales                    7.9     6,322
Transportation                  4.9     3,899
Short-Term Investments          4.5     3,629
                              -----   -------
Total Investment Portfolio     99.8    79,960
Other Assets Less Liabilities   0.2       187
                              -----   -------
Net Assets                    100.0%  $80,147
                              =====   =======


Europe Fund

                            % of Net    Market
                             Assets     Value
------------------------------------------------------
                                        (000)

Aerospace/Defense               1.8%   $ 1,479
Automotive                      1.4      1,125
Banking                        21.3     17,465
Computer Services               3.1      2,572
Construction                    4.7      3,870
Consumer Durable Goods          1.7      1,362
Diversified                     2.4      1,964
Finance                         3.0      2,453
Insurance                       9.4      7,700
Leisure                         3.1      2,547
Oil & Gas                       4.1      3,397
Pharmaceuticals and Health Care 5.0      4,110
Publishing                      1.7      1,407
Real Estate                     1.3      1,093
Retail Sales                    5.8      4,742
Telecommunications             10.9      8,929
Transportation                  3.1      2,501
Utilities                       2.0      1,666
Short-Term Investments         12.4     10,214
                              -----    -------
Total Investment Portfolio     98.2     80,596
Other Assets Less Liabilities   1.8      1,475
                              -----    -------
Net Assets                    100.0%   $82,071
                              =====    =======

                            STATEMENT OF NET ASSETS

                           Bartlett Basic Value Fund
                           June 30, 1998  (Unaudited)
                             (Amounts in Thousands)

                                            Market
                                 Shares      Value
------------------------------------------------------
Common Stock -- 97.7%
------------------------------------------------------
Aerospace/Defense -- 1.7%
  Lockheed Martin Corporation      23     $  2,435
------------------------------------------------------
Air Transportation -- 4.2%
  AMR Corporation                  71        5,919(A)
------------------------------------------------------
Automobiles &
   Auto Parts -- 3.3%
  Ford Motor Company               35        2,065
  General Motors Corporation       37        2,472
                                          --------
                                             4,537
------------------------------------------------------
Broadcasting -- 2.0%
  Time Warner, Inc.                32        2,734
------------------------------------------------------
Chemicals -- 1.9%
  Ferro Corporation               107        2,715
------------------------------------------------------
Construction & Building
  Materials -- 1.5%
  Martin Marietta Materials, Inc.  46        2,085
------------------------------------------------------
Diversified -- 4.2%
  Loews Corporation                40        3,485
  Tyco International Ltd.          38        2,413
                                          --------
                                             5,898
------------------------------------------------------
Electronics -- 3.0%
  Pioneer Standard
   Electronics, Inc.              180        1,732
  UCAR International, Inc.         84        2,452(A)
                                          --------
                                             4,184
------------------------------------------------------
Energy -- 10.1%
  Cabot Oil & Gas Corporation      55        1,100
  Phillips Petroleum Company       48        2,313
  Total SA (ADR)                   30        1,961
  Triton Energy Ltd.              146        5,214(A)
  Western Resources Inc.           92        3,571
                                          --------
                                            14,159
------------------------------------------------------
Financial Services -- 12.9%
  Aetna Inc.                       28        2,132
  Charter One Financial, Inc.     108        3,638
  Fannie Mae                       90        5,468
  H & R Block, Inc.                81        3,399
  Washington Federal, Inc.        121        3,330
                                          --------
                                            17,967
------------------------------------------------------


                                            Market
                                 Shares      Value
------------------------------------------------------
Food, Beverage & Tobacco-- 8.2%
  Archer-Daniels-Midland Company  138     $  2,670
  McDonald's Corporation           74        5,106
  RJR Nabisco Holdings Corp.       65        1,544
  UST, Inc.                        80        2,160
                                          --------
                                            11,480
------------------------------------------------------
Health Care -- 1.3%
  Columbia/HCA Healthcare
   Corporation                     60        1,747
------------------------------------------------------
Insurance -- 3.5%
  Frontier Insurance Group Inc.    79        1,787
  Travelers Group                  52        3,134
                                          --------
                                             4,921
------------------------------------------------------
Investment Companies -- 2.2%
  Royce Value Trust, Inc.         182        3,012
------------------------------------------------------
Machinery -- 5.7%
  Kaydon Corporation              120        4,237
  York International Corporation   85        3,703
                                          --------
                                             7,940
------------------------------------------------------
Metals & Mining -- 1.5%
  Potash Corporation of
   Saskatchewan Inc. (ADR)         28        2,086
------------------------------------------------------
Manufactured Housing -- 3.1%
  Fleetwood Enterprises, Inc.     109        4,360
------------------------------------------------------
Office Automation &
  Equipment -- 0.7%
  Pitney Bowes, Inc.               20          963
------------------------------------------------------
Railroads -- 10.8%
  GATX Corporation                 92        4,037
  Kansas City Southern
   Industries, Inc.               128        6,352
  Union Pacific Corporation       106        4,677
                                          --------
                                            15,066
------------------------------------------------------
Real Estate Investment
  Trusts (REITs) -- 4.2%
  Chateau Communities, Inc.       121        3,471
  United Dominion Realty
   Trust, Inc.                    170        2,359
                                          --------
                                             5,830
------------------------------------------------------

                                            Market
                                 Shares      Value
------------------------------------------------------
Retail -- 4.3%
  Jostens, Inc.                    150   $  3,581
  Toys `R' Us, Inc.                105      2,481(A)
                                         --------
                                            6,062
-----------------------------------------------------
Services -- 2.0%
  First Data Corporation            83      2,765
-----------------------------------------------------
Telecommunications -- 3.0%
  AT&T Corporation                  74      4,227
-----------------------------------------------------
Utilities -- 2.4%
  Kansas City Power & Light Company 85      2,465
  TNP Enterprises, Inc.             30        926
                                          --------
                                             3,391
------------------------------------------------------
Total Common Stock                        $136,483
------------------------------------------------------
  (Identified Cost -- $94,003)
------------------------------------------------------
                                Face
                               Amount
------------------------------------------------------
Repurchase Agreement -- 1.8%
------------------------------------------------------
  State Street Bank & Trust Company
   4.25%, dated 6/30/98, to be
   repurchased at $2,487 on 7/1/98
   (Collateral: $1,620 United States
   Treasury Notes, 10.625% due
   8/15/15, value $2,607)     $ 2,487        2,487
------------------------------------------------------
Total Repurchase Agreement                $  2,487
------------------------------------------------------
  (Identified Cost -- $2,487)
------------------------------------------------------
Total Investments
   At Value-- 99.5%                       $138,970
------------------------------------------------------
  (Identified Cost -- $96,490)
------------------------------------------------------
Other Assets Less Liabilities-- 0.5%      $    669
------------------------------------------------------
Net Assets-- 100.0%                       $139,639
======================================================





------------------------------------------------------
  Net Assets Consisting of:
  Capital shares:
    Class A shares                        $ 78,808
    Class C shares                           1,731
    Class Y shares                           2,757
  Undistributed
    net investment income                      580
  Undistributed net realized
    gains from security
    transactions                            13,283
  Net unrealized appreciation
    of investments and
    foreign currency
    transactions                            42,480
------------------------------------------------------
Net Assets-- 100.0%                       $139,639
======================================================
  Shares of beneficial interest
    outstanding (unlimited
    number of shares
    authorized, no par value)
    Class A shares                           6,717
    Class C shares                              89
    Class Y shares                             129
======================================================
  Net asset value and
    redemption price
    per share-- Class A                   $  20.14
======================================================
  Maximum offering price
    per share -- Class A
    (net asset value plus
    sales charge of 4.75%
    of offering price)                    $  21.14
======================================================
  Net asset value,
    offering price and
    redemption price
    per share-- Class C                   $  19.84
======================================================
  Net asset value,
    offering price and
    redemption price
    per share-- Class Y                   $  20.08
======================================================

(A) Non-dividend paying investment.

See accompanying notes to financial statements.

                            STATEMENT OF NET ASSETS

                       Bartlett Value International Fund
                           June 30, 1998  (Unaudited)
                             (Amounts in Thousands)


                                            Market
                                 Shares      Value
------------------------------------------------------
Common Stock -- 92.3%
------------------------------------------------------
Argentina --4.3%
  IRSA Inversiones y
    Representaciones S.A. (GDR)    63      $ 1,826
  YPF Sociedad Anonima SA (ADR)    55        1,653
                                           -------
                                             3,479
------------------------------------------------------
Australia -- 4.6%
  Brambles Industries Ltd.         82        1,605
  National Australia Bank (ADR)    31        2,050
                                           -------
                                             3,655
------------------------------------------------------
Canada -- 2.1%
  Hudson's Bay Co.                 45        1,026
  Potash Corporation of
   Saskatchewan Inc. (ADR)          9          695
                                           -------
                                             1,721
------------------------------------------------------
Finland  -- 5.8%
  Kemira Oyj                      255        2,643
  Metra Oyj                        62        2,036
                                           -------
                                             4,679
------------------------------------------------------
France --7.1%
  Michelin                         35        2,020
  Cie de Saint Gobain               6        1,045
  Total SA                          3          390
  Total SA (ADR)                   34        2,229
                                           -------
                                             5,684
------------------------------------------------------
Germany -- 5.8%
  Buderus AG                        5        2,346
  Deutsche Lufthansa AG            91        2,293
                                           -------
                                             4,639
------------------------------------------------------
Hong Kong -- 2.7%
  Swire Pacific Ltd.-B            572        2,159
------------------------------------------------------
India -- 1.7%
  Morgan Stanley India
    Investment Fund               212        1,365(A)
------------------------------------------------------
Ireland -- 2.1%
  Allied Irish Banks PLC (ADR)     19        1,648
------------------------------------------------------
Italy -- 2.0%
  Istituto Mobiliare SpA (ADR)     34        1,612
------------------------------------------------------


                                            Market
                                 Shares      Value
------------------------------------------------------
Japan -- 18.7%
  Canon Inc.                       77      $ 1,754
  Fujitsu Ltd.                    189        1,996
  Ito-Yokado (ADR)                 41        1,938
  Matsumotokiyoshi                 53        1,870
  Matsushita Electric Industrial
   Company Ltd.                   109        1,758
  Rohm Company                     17        1,752
  Secom Co., Ltd.                  34        1,970
  Sumitomo Warehouse              516        1,937
                                           -------
                                            14,975
------------------------------------------------------
Korea -- 1.9%
  Korea Fund Inc.                 107          679(A)
  Pohang Iron & Steel Company
   Ltd. (ADR)                      67          804
                                           -------
                                             1,483
------------------------------------------------------
Malaysia -- 1.2%
  Perlis Plantations Bhd        1,145          994
------------------------------------------------------
Netherlands -- 2.8%
  New Holland NV (ADR)            116        2,270
------------------------------------------------------
Norway --6.7%
  Elkem ASA                       191        2,288
  Kvaerner ASA                     36        1,235
  Norsk Hydro ASA (ADR)            42        1,853
                                           -------
                                             5,376
------------------------------------------------------
Portugal -- 2.3%
  Portugal Fund Inc.               91        1,841
------------------------------------------------------
Singapore -- 1.9%
  Dairy Farm International
   Holdings Ltd.                1,390        1,487
------------------------------------------------------
Spain -- 2.4%
  Repsol SA (ADR)                  35        1,930
------------------------------------------------------
Sweden -- 7.6%
  AGA AB                          146        2,233(A)
  AssiDoman AB                     80        2,342
  Cardo AB                         61        1,481
                                           -------
                                             6,056
------------------------------------------------------
Taiwan -- 1.8%
  Taiwan Fund Inc.                107        1,434
------------------------------------------------------

                                            Market
                                 Shares      Value
------------------------------------------------------
United Kingdom -- 6.8%
  Cadbury Schweppes PLC (ADR)      30      $ 1,849
  Diageo PLC (ADR)                 24        1,178
  Tomkins PLC (ADR)               105        2,402
                                           -------
                                             5,429
------------------------------------------------------
Total Common Stock                         $73,916
------------------------------------------------------
  (Identified Cost -- $68,921)
------------------------------------------------------
                                Face
                               Amount
------------------------------------------------------
Convertible Bond -- 3.0%
------------------------------------------------------
Canada -- 3.0%
  Magna International Inc.
  5%, 10/15/02                $ 1,900        2,415
------------------------------------------------------
Total Convertible Bond                     $ 2,415
------------------------------------------------------
  (Identified Cost -- $2,022)
------------------------------------------------------
Repurchase Agreement -- 4.5%
------------------------------------------------------
  State Street Bank & Trust Company
   4.25%, dated 6/30/98, to be
   repurchased at $3,629 on 7/1/98
   (Collateral: $2,360 United States
   Treasury Notes, 10.625%
   due 8/15/15, value $3,798)   3,629        3,629
------------------------------------------------------
Total Repurchase Agreement                 $ 3,629
------------------------------------------------------
  (Identified Cost -- $3,629)
------------------------------------------------------
Total Investments
   At Value-- 99.8%                        $79,960
------------------------------------------------------
  (Identified Cost -- $74,572)
------------------------------------------------------
Other Assets Less Liabilities-- 0.2%       $   187
------------------------------------------------------
Net Assets-- 100.0%                        $80,147
======================================================


------------------------------------------------------
Net Assets Consisting of:
  Capital shares:
    Class A shares                        $ 53,424
    Class C shares                           4,083
    Class Y shares                          13,169
  Distributions in excess of
    net investment income                     (615)
  Undistributed net realized
    gains from security
    transactions                             4,702
  Net unrealized appreciation
    of investments and
    foreign currency
    transactions                             5,384
------------------------------------------------------
Net Assets-- 100.0%                        $80,147
======================================================
  Shares of beneficial interest
    outstanding (unlimited
    number of shares
    authorized, no par value)
    Class A shares                           5,231
    Class C shares                             313
    Class Y shares                             728
------------------------------------------------------
  Net asset value and
    redemption price
    per share-- Class A                    $ 12.80
======================================================
  Maximum offering price
    per share -- Class A
    (net asset value plus
    sales charge of 4.75%
    of offering price)                     $ 13.44
======================================================
  Net asset value,
    offering price and
    redemption price
    per share-- Class C                    $ 12.60
======================================================
  Net asset value,
    offering price and
    redemption price
    per share-- Class Y                    $ 12.70
======================================================

(A) Non-dividend paying investment.

See accompanying notes to financial statements.

                            STATEMENT OF NET ASSETS

                              Bartlett Europe Fund
                           June 30, 1998  (Unaudited)
                             (Amounts in Thousands)




                                            Market
                                 Shares      Value
------------------------------------------------------
Common Stock -- 82.4%
------------------------------------------------------
Finland -- 2.7%
  Nokia Oyj                         33     $ 2,236
------------------------------------------------------
France -- 13.2%
  Accor SA                           6       1,682
  Banque Nationale de Paris         17       1,387
  Cap Gemini SA                      9       1,469
  Compagnie Financiere de Paribas    7         718
  Elf Aquitaine SA                  11       1,514
  Lafarge SA                        18       1,904
  Pinault-Printemps-Redoute SA       2       1,733
  Rhodia Inc.                       15         427(A)
                                           -------
                                            10,834
------------------------------------------------------
Germany -- 9.5%
  Adidas-Salomon AG                  8       1,362
  Allianz AG                         5       1,598
  Bayerische Vereinsbank AG          9         722
  Deutsche Bank AG                  18       1,522
  Deutsche Telekom AG               54       1,490
  Mannesmann AG                     11       1,114
                                           -------
                                             7,808
------------------------------------------------------
Greece  -- 1.9%
  Alpha Credit Bank                 19       1,522
  Alpha Credit Bank--Rights         19          32(A)
                                           -------
                                             1,554
------------------------------------------------------
Hungary  -- 0.8%
  OTP Bank Rt.                      14         687
------------------------------------------------------
Ireland -- 5.6%
  Allied Irish Banks plc           117       1,705
  Anglo Irish Bank Corporation plc 661       1,778
  Green Property plc               157       1,093
                                           -------
                                             4,576
------------------------------------------------------
Italy -- 6.9%
  Assicurazioni Generali            42       1,352
  Credito Italiano                 323       1,691
  Fiat SpA                         257       1,125
  Istituto Nazionale delle
   Assicurazioni (INA)             539       1,532
                                           -------
                                             5,700
------------------------------------------------------


                                            Market
                                 Shares      Value
------------------------------------------------------
Netherlands -- 8.4%
  Aegon N.V.                       24     $  2,105
  ING Groep N.V.                   26        1,735
  Koninklijke Ahold NV             49        1,580
  VNU-Verenigde Nederlandse
    Uitgeversbedrijven Verenigd
    Bezit                          39        1,407
                                          --------
                                             6,827
------------------------------------------------------
Portugal -- 2.3%
  Cimpor-Cimentos de Portugal,
   SGPS, SA                        25          879
  Portugal Telecom SA              19          988
                                          --------
                                             1,867
------------------------------------------------------
Spain  -- 3.7%
  Banco Bilbao Vizcaya, S.A.       27        1,411
  Telefonica de Espana             35        1,632
                                          --------
                                             3,043
------------------------------------------------------
Sweden  -- 2.1%
  Telefonaktiebolaget LM Ericsson  58        1,700
------------------------------------------------------
Switzerland -- 6.0%
  Novartis                          2        2,572
  Union Bank of Switzerland         3        1,253
  Zurich Versicherungs-Gesellschaft 2        1,113
                                          --------

                                             4,938
------------------------------------------------------
United Kingdom -- 19.3%
  Arriva PLC                      146          850
  Barclays PLC                     40        1,140
  Berkeley Group plc              104        1,087
  British Aerospace PLC           193        1,479
  British Petroleum Company plc   129        1,883
  Granada Group plc                47          865
  Kingfisher PLC                   89        1,430
  Lloyds TSB Group plc             82        1,148
  National Westminster Bank        82        1,466
  Railtrack Group PLC              57        1,392
  SmithKline Beecham Plc           91        1,111
  Stagecoach Holdings plc          52        1,109
  Vodafone Group plc               70          883
                                          --------
                                            15,843
------------------------------------------------------
Total Common Stock                         $67,613
------------------------------------------------------
  (Identified Cost -- $48,719)
------------------------------------------------------

                                            Market
                                 Shares      Value
------------------------------------------------------
Preferred Shares -- 3.4%
------------------------------------------------------
Germany -- 1.4%
  Systeme, Anwendungen,
   Produkte in der Datenverarbeitung 2     $ 1,103
------------------------------------------------------
Italy -- 2.0%
  Telecom Italia Mobile (TIM) SpA  493       1,666
------------------------------------------------------
Total Preferred Shares                     $ 2,769
------------------------------------------------------
  (Identified Cost -- $1,713)
------------------------------------------------------
                               Face
                              Amount
------------------------------------------------------
Repurchase Agreement -- 12.4%
------------------------------------------------------
  State Street Bank & Trust Company
   4.25%, dated 6/30/98, to be
   repurchased at $10,215 on 7/1/98
   (Collateral: $6,640 United States
   Treasury Notes, 10.625%
   due 8/15/15, value $10,423) $10,214      10,214
------------------------------------------------------
Total Repurchase Agreement                 $10,214
------------------------------------------------------
  (Identified Cost -- $10,214)
------------------------------------------------------
Total Investments at Value  -- 98.2  %     $80,596
------------------------------------------------------
  (Identified Cost -- $60,646)
------------------------------------------------------
Other Assets Less Liabilities-- 1.8%       $ 1,475
------------------------------------------------------
Net Assets Consisting of:
  Capital Shares:
    Class A shares                         $29,292
    Class C shares                          14,343
    Class Y shares                           7,826
  Undistributed net investment income          213
  Undistributed net realized
    gain on investments and
    foreign currency transactions           10,445
  Unrealized appreciation
    of investments and
    foreign currency
    transactions                            19,952
------------------------------------------------------
Net Assets-- 100.0%                        $82,071
======================================================



------------------------------------------------------
  Shares of beneficial interest
     outstanding (unlimited
     number of shares
     authorized, no par value)
     Class A shares                          2,098
     Class C shares                            542
     Class Y shares                            317
======================================================
  Net asset value,
   redemption price
   per share -- Class A                    $ 27.81
======================================================
  Maximum offering price
    per share -- Class A
    (net asset value plus
    sales charge of 4.75%
    of offering price)                     $ 29.20
======================================================
  Net asset value,
    offering price and
    redemption price
    per share -- Class C                   $ 27.49
======================================================
  Net asset value,
    offering price and
    redemption price
    per share -- Class Y                   $ 27.84
======================================================

(A) Non-dividend paying investment.

See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS

              For the six months ended June 30, 1998  (Unaudited)
                             (Amounts in Thousands)

                                                                                                  Bartlett
                                                  Bartlett             Bartlett Value              Europe
                                              Basic Value Fund       International Fund             Fund
---------------------------------------------------------------------------------------------------------------------------
   Investment Income:
---------------------------------------------------------------------------------------------------------------------------
        Dividends                                  $ 1,380                 $ 1,379                 $   819
        Less foreign taxes withheld                     (7)                   (147)                    (93)
        Interest                                        55                     (38)                    104
---------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                           1,428                   1,194                     830
---------------------------------------------------------------------------------------------------------------------------
   Expenses:
---------------------------------------------------------------------------------------------------------------------------
        Investment advisory fees                       522                     519                     342
        Distribution and service fees                  175                     102                      95
        Custodian fees                                  44                      73                      89
        Trustees' fees                                  26                      24                      27
        Legal and audit fees                            23                      22                      25
        Registration fees                               15                      14                      18
        Transfer agent and shareholder
          servicing expense                             14                       8                      18
        Reports to shareholders                         12                       8                      13
        Other expenses                                   3                       2                      53
        Less expenses waived                           (76)                    (44)                    (63)
---------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                      758                     728                     617
---------------------------------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)                        670                     466                     213
---------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized
        Gain (Loss) on Investments:
        Realized gain (loss) on:
          Investments                                9,788                   2,609                   9,614
          Foreign currency transactions                 --                      (7)                      8
        Change in unrealized appreciation of:
          Investments                               (2,101)                   (825)                  7,927
          Assets and liabilities denominated
            in foreign currencies                       --                      (1)                    (18)
---------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized
        Gain (Loss) on Investments                   7,687                   1,776                  17,531
---------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets
        from Operations                            $ 8,357                 $ 2,242                 $17,744
===========================================================================================================================

See accompanying notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                           Bartlett Basic Value Fund

                                                           Six Months           Nine Months            Year
                                                              Ended                Ended               Ended
                                                             6/30/98             12/31/97(A)          3/31/97
                                                           (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
   From Operations:
---------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                           $    670            $  1,061             $  1,501
     Net realized gain (loss) on investments and foreign
       currency transactions                                   9,788              22,534               14,218
     Change in unrealized appreciation of investments
       and assets and liabilities denominated
       in foreign currencies                                  (2,101)             13,090               (1,663)
---------------------------------------------------------------------------------------------------------------------------
   Change in net assets resulting
      from operations                                          8,357              36,685               14,056
---------------------------------------------------------------------------------------------------------------------------
   Distributions to Shareholders:
---------------------------------------------------------------------------------------------------------------------------
     From net investment income:
       Class A shares                                             --              (1,339)              (1,781)
       Class C shares                                             --                  (1)                 N/A
       Class Y shares                                             --                 (20)                 N/A
     From net realized gains on security transactions:
       Class A shares                                             --             (27,451)              (8,971)
       Class C shares                                             --                  (7)                 N/A
       Class Y shares                                             --                (518)                 N/A
---------------------------------------------------------------------------------------------------------------------------
   Decrease in net assets from
      distributions to shareholders                               --             (29,336)             (10,752)
---------------------------------------------------------------------------------------------------------------------------
   From Fund Share Transactions:
---------------------------------------------------------------------------------------------------------------------------
     Proceeds from shares sold:
       Class A shares                                          4,883               5,649               38,457
       Class C shares                                          1,399                 392                  N/A
       Class Y shares                                             55               2,501                  N/A
     Net asset value of shares issued in reinvestment
       of shareholder distributions:
       Class A shares                                             --              28,078               10,364
       Class C shares                                             --                   8                  N/A
       Class Y shares                                             --                 538                  N/A
     Payment for shares redeemed:
       Class A shares                                        (10,849)            (27,524)             (58,553)
       Class C shares                                            (58)                (10)                 N/A
       Class Y shares                                             (6)               (331)                 N/A
---------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from Fund share
     transactions                                             (4,576)              9,301               (9,732)
---------------------------------------------------------------------------------------------------------------------------
   Change in Net Assets                                        3,781              16,650               (6,428)
   Net Assets:
      Beginning of period                                    135,858             119,208              125,636
---------------------------------------------------------------------------------------------------------------------------
      End of period                                         $139,639            $135,858             $119,208
---------------------------------------------------------------------------------------------------------------------------
   Under/(over)distributed net investment income            $    580            $    (90)            $    210
===========================================================================================================================

(A) The year end for Bartlett Basic Value Fund was changed from March 31 to December 31.

See accompanying notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                       Bartlett Value International Fund

                                                           Six Months           Nine Months           Year
                                                              Ended                Ended               Ended
                                                             6/30/98             12/31/97(A)          3/31/97
                                                           (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
   From Operations:
---------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                            $   466            $    244             $    486
     Net realized gain (loss) on investments and foreign
       currency transactions                                   2,602               7,326                5,035
     Change in unrealized appreciation of investments
       and assets and liabilities denominated
       in foreign currencies                                    (826)             (5,257)               5,827
---------------------------------------------------------------------------------------------------------------------------
   Change in net assets resulting
      from operations                                          2,242               2,313               11,348
---------------------------------------------------------------------------------------------------------------------------
   Distributions to Shareholders:
---------------------------------------------------------------------------------------------------------------------------
     From net investment income:
       Class A shares                                             --                (973)                (486)
       Class C shares                                             --                 (11)                 N/A
       Class Y shares                                             --                (326)                 N/A
     In excess of net investment income                           --                  --                  (47)
     From net realized gains on security transactions:
       Class A shares                                             --              (6,780)              (4,403)
       Class C shares                                             --                 (54)                 N/A
       Class Y shares                                             --              (1,741)                 N/A
---------------------------------------------------------------------------------------------------------------------------
   Decrease in net assets from
      distributions to shareholders                               --              (9,885)              (4,936)
---------------------------------------------------------------------------------------------------------------------------
   From Fund Share Transactions:
---------------------------------------------------------------------------------------------------------------------------
     Proceeds from shares sold:
       Class A shares                                          4,987              27,946               37,235
       Class C shares                                          3,269                 994                  N/A
       Class Y shares                                            276              20,134                  N/A
     Net asset value of shares issued in reinvestment
       of shareholder distributions:
       Class A shares                                             --               6,969                3,770
       Class C shares                                             --                  65                  N/A
       Class Y shares                                             --               2,067                  N/A
     Payment for shares redeemed:
       Class A shares                                         (8,739)            (46,911)             (35,484)
       Class C shares                                           (190)                (55)                 N/A
       Class Y shares                                         (4,325)             (4,983)                 N/A
---------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from  Fund share
     transactions                                             (4,722)              6,226                5,521
---------------------------------------------------------------------------------------------------------------------------
   Change in Net Assets                                       (2,480)             (1,346)              11,933
   Net Assets:
      Beginning of period                                     82,627              83,973               72,040
---------------------------------------------------------------------------------------------------------------------------
      End of period                                          $80,147            $ 82,627             $ 83,973
---------------------------------------------------------------------------------------------------------------------------
   Under/(over)distributed net investment income             $  (615)           $ (1,081)            $     --
===========================================================================================================================

(A) The year end for Bartlett Value International Fund was changed from March 31 to December 31.

See accompanying notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                              Bartlett Europe Fund

                                                                                Six Months             Year
                                                                                   Ended               Ended
                                                                                  6/30/98            12/31/97(A)
                                                                                (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
   From Operations:
---------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                               $    213            $    (104)
     Net realized gain (loss) on investments and foreign currency transactions     9,622               19,781
     Change in unrealized appreciation of investments
       and assets and liabilities denominated in foreign currencies                7,909               (6,859)
---------------------------------------------------------------------------------------------------------------------------
   Change in net assets resulting
      from operations                                                             17,744               12,818
---------------------------------------------------------------------------------------------------------------------------
   Distributions to Shareholders:
---------------------------------------------------------------------------------------------------------------------------
     From net realized gains on security transactions:
       Class A shares                                                                 --              (16,941)
       Class C shares                                                                 --                  (49)
       Class Y shares                                                                 --               (1,741)
---------------------------------------------------------------------------------------------------------------------------
   Decrease in net assets from distributions to shareholders                          --              (18,731)
---------------------------------------------------------------------------------------------------------------------------
   From Fund Share Transactions:
---------------------------------------------------------------------------------------------------------------------------
     Proceeds from shares sold:
       Class A shares                                                              3,094                1,137
       Class C shares                                                             14,500                  328
       Class Y shares                                                                157                7,693
     Net asset value of shares issued in reinvestment
       of shareholder distributions:
       Class A shares                                                                 --               19,433
       Class C shares                                                                 --                   49
       Class Y shares                                                                 --                1,741
     Payment for shares redeemed or repurchased:
       Class A shares                                                            (11,798)             (34,844)
       Class C shares                                                               (497)                 (35)
       Class Y shares                                                             (1,709)                 N/A
---------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from  Fund share transactions                           3,747               (4,498)
   Change in Net Assets                                                           21,491              (10,411)
   Net Assets:
      Beginning of period                                                         60,580               70,991
---------------------------------------------------------------------------------------------------------------------------
      End of period                                                             $ 82,071            $  60,580
---------------------------------------------------------------------------------------------------------------------------
   Under/(over)distributed net investment income                                $    213            $      --
===========================================================================================================================

(A) Includes financial information for Bartlett Europe Fund and its predecessor, Worldwide Value Fund (See note 6).

See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

                           Bartlett Basic Value Fund
                 For a Share Outstanding Throughout Each Period


                                           Investment Operations:           Distributions From:
                                  --------------------------------------   --------------------
                       Net Asset              Net Realized       Total                                       Net Asset
                        Value,       Net     and Unrealized      From         Net                              Value,
                       Beginning  Investment    Gains on      Investment   Investment  Realized     Total      End of
                       of Period    Income     Investments    Operations     Income     Gains   Distributions  Period
---------------------------------------------------------------------------------------------------------------------------
Class A Shares
  Six Months Ended
  June 30, 1998         $18.95      $0.10(A)      $1.09         $1.19      $   --      $   --     $   --       $20.14
  Nine Months Ended
  Dec. 31, 1997(+)       18.33       0.19(A)       5.59          5.78       (0.22)      (4.94)     (5.16)       18.95
  Years Ended March 31,
  1997                   17.94       0.22          1.82          2.04       (0.26)      (1.39)     (1.65)       18.33
  1996                   15.39       0.30          3.32          3.62       (0.24)      (0.83)     (1.07)       17.94
  1995                   14.89       0.27          1.53          1.80       (0.27)      (1.03)     (1.30)       15.39
  1994                   14.76       0.22          0.28          0.50       (0.23)      (0.14)     (0.37)       14.89
  1993                   13.47       0.30          1.57          1.87       (0.30)      (0.28)     (0.58)       14.76

Class C Shares
  Six Months Ended
  June 30, 1998         $18.75      $0.06(B)      $1.03         $1.09      $   --      $   --     $   --       $19.84
  Year Ended Dec. 31,
  1997(H)                22.84       0.24(B)       0.88          1.12       (0.27)      (4.94)     (5.21)       18.75

Class Y Shares
  Six Months Ended
  June 30, 1998         $18.87      $0.12(C)      $1.09         $1.21      $   --      $   --     $   --       $20.08
  Year Ended Dec. 31,
  1997(I)                21.92       0.18(C)       1.94          2.12       (0.23)      (4.94)     (5.17)       18.87
---------------------------------------------------------------------------------------------------------------------------

                                               Ratios/Supplemental Data:
                         ------------------------------------------------------------------------
                                                    Net
                                                Investment                Average     Net Assets,
                                     Expenses     Income      Portfolio  Commission     End of
                           Total    to Average   to Average   Turnover      Rate        Period
                         Return(D)  Net Assets   Net Assets     Rate       Paid(G)      (000's)
-------------------------------------------------------------------------------------------------
Class A Shares
  Six Months Ended
  June 30, 1998          6.28%(E)    1.09%(A,F)  0.97%(A,F)     30%(F)    $0.0764     $135,281
  Nine Months Ended
  Dec. 31, 1997(+)      33.14%(E)    1.13%(A,F)  1.15%(A,F)     42%(F)     0.0723      133,076
  Years Ended March 31,
  1997                  11.30%       1.16%       1.18%          23%        0.0655      119,208
  1996                  24.05%       1.17%       1.79%          25%            --      125,636
  1995                  12.67%       1.20%       1.81%          26%            --      102,721
  1994                   3.42%       1.20%       1.48%          33%            --       94,289
  1993                  14.22%       1.21%       2.14%          43%            --      103,507

Class C Shares
  Six Months Ended
  June 30, 1998          5.81%(E)    1.90%(B,F)  0.26%(B,F)     30%(F)     0.0764     $  1,769
  Year Ended Dec. 31,
  1997(H)                6.07%(E)    1.90%(B,F)  1.11%(B,F)     42%(F)     0.0723          395

Class Y Shares
  Six Months Ended
  June 30, 1998          6.41%(E)    0.83%(C,F)  1.24%(C,F)     30%(F)    $0.0764     $  2,589
  Year Ended Dec. 31,
  1997(I)               10.97%(E)    0.86%(C,F)  1.51%(C,F)     42%(F)     0.0723        2,387
-------------------------------------------------------------------------------------------------

 (+) The year end for Bartlett Basic Value Fund was changed from March 31 to
     December 31.
(++) Commencement of operations of this Class.
 (A) Net of fees waived pursuant to a voluntary expense limitation of 1.15%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: for the nine months ended December 1997, 1.19%; for the six months ended June 1998, 1.20%.
 (B) Net of fees waived pursuant to a voluntary expense limitation of 1.90%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1997, 2.00%; 1998, 2.01%.
 (C) Net of fees waived pursuant to a voluntary expense limitation of 0.90%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1997, 0.96%; 1998, .94%.
 (D) Excluding sales charge
 (E) Not annualized
 (F) Annualized
 (G) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Fund.
 (H) For the period September 12, 1997 (commencement of operations of this class) to December 31, 1997.
 (I) For the period August 15, 1997 (commencement of operations of this class) to December 31, 1997.

See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

                       Bartlett Value International Fund
                 For a Share Outstanding Throughout Each Period



                                           Investment Operations:                  Distributions From:
                                  --------------------------------------   ----------------------------------
                       Net Asset              Net Realized       Total                  In Excess                          Net Asset
                        Value,       Net     and Unrealized      From         Net         of Net                             Value,
                       Beginning  Investment    Gains on      Investment   Investment   Investment   Realized     Total      End of
                       of Period    Income     Investments    Operations     Income       Income      Gains   Distributions  Period
------------------------------------------------------------------------------------------------------------------------------------
Class A Shares
  Six Months Ended
  June 30, 1998         $12.45    $ 0.06(B)      $ 0.29        $ 0.35       $   --       $   --      $   --     $   --       $12.80
  Nine Months Ended
  Dec. 31, 1997(+)       13.64      0.05(B)        0.31          0.36        (0.17)          --       (1.38)     (1.55)       12.45
  Years Ended March 31,
  1997                   12.59      0.08           1.81          1.89        (0.08)       (0.01)      (0.75)     (0.84)       13.64
  1996                   11.64      0.13           1.33          1.46        (0.13)       (0.01)      (0.37)     (0.51)       12.59
  1995                   12.46      0.09          (0.21)        (0.12)       (0.09)          --       (0.61)     (0.70)       11.64
  1994                   10.08      0.07(A)        2.38          2.45        (0.07)          --          --      (0.07)       12.46
  1993                    9.93      0.12           0.15          0.27        (0.10)          --       (0.02)     (0.12)       10.08

Class C Shares
  Six Months Ended
  June 30, 1998         $12.30    $ 0.18(C)      $ 0.12        $ 0.30       $   --       $   --      $   --     $   --       $12.60
  Year Ended Dec. 31,
  1997(I)                15.70      0.08(C)       (1.82)        (1.74)       (0.28)          --       (1.38)     (1.66)       12.30

Class Y Shares
  Six Months Ended
  June 30, 1998         $12.33    $(0.05)(D)     $ 0.42        $ 0.37       $   --       $   --      $   --     $   --       $12.70
  Year Ended Dec. 31,
  1997(J)                15.27     (0.11)(D)      (1.21)        (1.32)       (0.24)          --       (1.38)     (1.62)       12.33
------------------------------------------------------------------------------------------------------------------------------------

                                               Ratios/Supplemental Data:
                         ------------------------------------------------------------------------
                                                    Net
                                                Investment                Average     Net Assets,
                                     Expenses     Income      Portfolio  Commission     End of
                           Total    to Average   to Average   Turnover      Rate        Period
                         Return(E)  Net Assets   Net Assets     Rate       Paid(H)      (000's)
-------------------------------------------------------------------------------------------------
  June 30, 1998          2.89%(F)    1.76%(B,G)   1.08%(B,G)    30%(G)    $0.0421       $66,959
  Nine Months Ended
  Dec. 31, 1997(+)       2.79%(F)    1.78%(B,G)   0.49%(B,G)    44%(G)     0.0227        68,648
  Years Ended March 31,
  1997                  15.45%       1.81%        0.62%         31%        0.0296        83,973
  1996                  12.76%       1.83%        1.06%         38%            --        72,041
  1995                  (1.18)%      1.83%        0.80%         24%            --        57,664
  1994                  24.42%       1.88%(A)     0.55%(A)      19%            --        49,607
  1993                   2.71%       2.00%        1.13%         19%            --        29,572

Class C Shares
  Six Months Ended
  June 30, 1998          2.44%(F)    2.55%(C,G)   0.59%(C,G)    30%(G)    $0.0421       $ 3,942
  Year Ended Dec. 31,
  1997(I)              (10.87)%(F)   2.55%(C,G)  (1.68)%(C,G)   44%(G)     0.0227           895

Class Y Shares
  Six Months Ended
  June 30, 1998          3.00%(F)    1.49%(D,G)   1.26%(D,G)    30%(G)    $0.0421       $ 9,246
  Year Ended Dec. 31,
  1997(J)               (8.38)%(F)   1.44%(D,G)  (0.75)%(D,G)   44%(G)     0.0227        13,084
-------------------------------------------------------------------------------------------------

 (+) The year end for Bartlett Value International Fund was changed from March
     31 to December 31.
(++) Commencement of operations of this Class.
 (A) The Advisor has periodically absorbed expenses of the Bartlett Value International Fund through management fee waivers. If the Advisor had not waived any fees, the ratio of net expenses to average net assets would have been 1.94%.
 (B) Net of fees waived pursuant to a voluntary expense limitation of 1.80%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: for the nine months ended December 1997, 1.95%; for the six months ended June 1998, 1.87%.
 (C) Net of fees waived pursuant to a voluntary expense limitation of 2.55%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1997, 2.70%; 1998, 2.66%.
 (D) Net of fees waived pursuant to a voluntary expense limitation of 1.55%. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1997, 1.59%; 1998, 1.60%.
 (E) Excluding sales charge
 (F) Not annualized
 (G) Annualized
 (H) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Fund.
 (I) For the period July 23, 1997 (commencement of operations of this class) to December 31, 1997.
 (J) For the period August 15, 1997 (commencement of operations of this class) to December 31, 1997.

See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

                            Bartlett Europe Fund(+)
                 For a Share Outstanding Throughout Each Period



                                           Investment Operations:                  Distributions From:
                                  --------------------------------------   ----------------------------------
                                              Net Realized
                                             and Unrealized
                       Net Asset     Net    Gains (Losses) on    Total                  In Excess                          Net Asset
                        Value,    Investment Investments and     From         Net         of Net                             Value,
                       Beginning    Income   Foreign Currency Investment   Investment   Investment   Realized     Total      End of
                       of Period    (Loss)     Transactions   Operations     Income       Income      Gains   Distributions  Period
------------------------------------------------------------------------------------------------------------------------------------
Class A Shares
  Six Months Ended
  June 30, 1998         $20.97      $0.05(A)      $ 6.79       $ 6.84       $   --       $   --      $   --     $   --       $27.81
  Years Ended Dec. 31,
  1997                   24.24      (0.05)(A)       4.11         4.06           --           --       (7.33)     (7.33)       20.97
  1996                   21.13       0.02           6.34         6.36           --           --       (3.25)     (3.25)       24.24
  1995                   17.68       0.01           3.50         3.51        (0.06)          --          --      (0.06)       21.13
  1994                   18.46      (0.03)         (0.75)       (0.78)          --           --          --         --        17.68
  1993                   14.29       0.14           4.13         4.27        (0.05)       (0.05)         --      (0.10)       18.46

Class C Shares
  Six Months Ended
  June 30, 1998         $20.86      $0.17(B)      $ 6.46       $ 6.63       $   --       $   --      $   --     $   --       $27.49
  Year Ended Dec. 31,
  1997(I)                26.56      (0.10)(B)       0.23         0.13           --           --       (5.83)     (5.83)       20.86

Class Y Shares
  Six Months Ended
  June 30, 1998         $21.01      $0.09(C)      $ 6.74       $ 6.83       $   --       $   --      $   --     $   --       $27.84
  Year Ended Dec. 31,
  1997(J)                25.61      (0.04)(C)       1.27         1.23           --           --       (5.83)     (5.83)       21.01
------------------------------------------------------------------------------------------------------------------------------------

                                               Ratios/Supplemental Data:
                         ------------------------------------------------------------------------
                                                    Net
                                                Investment                Average     Net Assets,
                                     Expenses     Income      Portfolio  Commission     End of
                           Total    to Average   to Average   Turnover      Rate        Period
                        Return(D,E) Net Assets   Net Assets     Rate       Paid(H)      (000's)
-------------------------------------------------------------------------------------------------
Class A Shares
  Six Months Ended
  June 30, 1998           32.6%(F)   1.79%(A,G)   0.57%(A,G)    113%(G)   $0.0526      $58,332
  Years Ended Dec. 31,
  1997                    17.5%      1.90%(A)    (0.12)%(A)     123%       0.0374       52,253
  1996                    31.5%      2.00%        0.10%         109%       0.0313       70,991
  1995                    19.9%      2.10%        0.10%         148%           --       62,249
  1994                    (3.7)%     2.10%          --           75%           --       53,135
  1993                    29.9%      2.10%        0.90%          67%           --       55,486

Class C Shares
  Six Months Ended
  June 30, 1998           31.8%(F)   2.50%(B,G)   0.68%(B,G)    113%(G)   $0.0526      $14,899
  Year Ended Dec. 31,
  1997(I)                  0.7%(F)   2.50%(B,G)  (1.79)%(B,G)   123%       0.0374          302
Class Y Shares
  Six Months Ended
  June 30, 1998           32.6%(F)   1.48%(C,G)   0.82%(C,G)    113%(G)   $0.0526      $ 8,840
  Year Ended Dec. 31,
  1997(J)                  4.9%(F)   1.31%(C,G)  (0.60)%(C,G)   123%       0.0374        8,025
-------------------------------------------------------------------------------------------------

 (+) The financial information in this table for the years ended December 31, 1993 through 1996 is for the Worldwide Value Fund, Bartlett Europe Fund's predecessor. The financial information for the year ended December 31, 1997 is for Bartlett Europe Fund and Worldwide Value Fund. Prior to July 21, 1997, the Worldwide Value Fund operated as a closed-end fund (See note 6).
(++) Commencement of operations of this Class.
 (A) The expense ratio shown reflects both the operations of Bartlett Europe Fund's predecessor, Worldwide Value Fund, prior to its merger with Bartlett Europe Fund on July 21, 1997 and Bartlett Europe Fund's operations through December 31, 1997. For the period July 19 to December 31, 1997, the Fund's annualized expense ratio was 1.71%, net of fees waived pursuant to a voluntary expense limitation of 1.75% until April 30, 1998; and 1.85% until May 1, 1999. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows:
     1997, 2.08%; 1998, 1.97%.
 (B) Net of fees waived pursuant to a voluntary expense limitation of 2.50% until April 30, 1998; and 2.60% until May 1, 1999. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1997, 2.68%; 1998, 2.68%.
 (C) Net of fees waived pursuant to a voluntary expense limitation of 1.50% until April 30, 1998; and 1.60% until May 1, 1999. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1997, 1.49%; 1998, 1.66%.
 (D) Prior to July 21, 1997, total return for Worldwide Value Fund, a closed-end fund, was calculated using market value per share.
 (E) Excluding sales charge
 (F) Not annualized
 (G) Annualized
 (H) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Fund.
 (I) For the period July 23, 1997 (commencement of operations of this class) to December 31, 1997.
 (J) For the period August 21, 1997 (commencement of operations of this class) to December 31, 1997.

See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1998  (Unaudited)
                             (Amounts in Thousands)


1   Significant Accounting Policies
    Bartlett Capital Trust ("the Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Bartlett Capital Trust was established as a Massachusetts business trust under a Declaration of Trust dated October 31, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of the Bartlett Value International Fund, Bartlett Basic Value Fund and Bartlett Europe Fund (each a "Fund").

     Each Fund consists of three classes of shares: Class A offered since 1983 for Basic Value, since 1989 for Value International, and since July 21, 1997 for Europe Fund; Class C offered since July 21, 1997; and Class Y offered to certain institutional investors since July 21, 1997. Prior to July 21, 1997, Worldwide Value Fund, Inc. was a closed-end registered investment company whose single class of shares traded on the New York Stock Exchange (NYSE). On July 21, 1997, Europe Fund, which had no previous operating history, acquired the assets and assumed the liabilities of Worldwide Value Fund, Inc. The income and expenses of each of these Funds is allocated proportionately to the three classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Class A and Class C shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

     The following is a summary of the investment objectives followed by the
Funds:

     Bartlett Basic Value Fund seeks capital appreciation by investing primarily in common stocks or securities convertible into common stocks that are believed by Bartlett & Co. ("Adviser") to be attractively priced relative to their intrinsic value. Income is a secondary consideration.

     Bartlett Value International Fund seeks capital appreciation by investing primarily in foreign equity securities believed by the Adviser to be attractively priced relative to their intrinsic value. Income is a secondary consideration.

     Bartlett Europe Fund seeks long-term growth of capital by investing at least 65% of its total assets in equity securities of European issuers that its sub-adviser, Lombard Odier International Portfolio Management Limited ("Lombard Odier"), believes are undervalued.

     The following is a summary of the significant accounting policies of Bartlett Capital Trust:

     Security Valuation - Securities owned by each Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value as determined by Bartlett and/or Lombard Odier, under authority delegated by the Board of Trustees.

     Equity securities and options listed on exchanges are valued at the last sale price as of the close of business on the day the securities are being valued. Listed securities not traded on a particular day and securities traded in the over-the-counter market are valued at the mean between the closing bid and ask prices quoted by brokers or dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market.

     Fixed income securities generally are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Fixed income securities having a maturity of less than 60 days are valued at amortized cost.

     Foreign Currency Translation - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       (i) market value of investment securities, assets and liabilities at the closing daily rate of exchange, and

      (ii) purchases and sales of investment securities, interest income and expenses at the rate of exchange prevailing on the respective date of such transactions.

     The effect of changes in foreign exchange rates on realized and unrealized security gains or losses are reflected as a component of such gains or losses.

     Investment Income and Distributions to Shareholders - Interest income and expenses are accrued as earned. Dividend income is recorded on the ex-dividend date. Distributions to shareholders from net investment income are declared and paid quarterly for Basic Value and Value International and annually for Europe Fund, and are recorded on the ex-dividend date. Net realized capital gains, if any, are distributed to shareholders at least once a year.

     Security Transactions - Security transactions are accounted for on a trade date basis, which is the date the order to buy or sell is executed.

     Federal Income Taxes - No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.

     Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires the Funds to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2   Financial Instruments
    As part of its investment program, each Fund may utilize options, futures, forward currency exchange contracts and repurchase agreements. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Trust's Prospectuses and Statement of Additional Information.

     Emerging Markets - Value International and Europe Fund may invest in securities of issuers based in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     Options and Futures - Upon the purchase of a put option or a call option by a fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the fund will realize a loss in the amount of the cost of the option. When a fund enters into a closing sale transaction, the fund will realize a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. When a fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a fund exercises a call option, the cost of the security which the fund purchases upon exercise will be increased by the premium originally paid.

     When a fund writes a call option or a put option, an amount equal to the premium received by the fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a fund enters into a closing purchase transaction, the fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to the option is eliminated. When a written call option is exercised, the fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the fund purchased upon exercise.

     The risk associated with purchasing options is limited to the premium originally paid. Options written by a fund involve, to varying degrees, risk of loss in excess of the option value reflected in the Statement of Net Assets. The risk in writing a covered call option is that a fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that a fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that a fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform. There were no options written during the six months ended June 30, 1998.

     Upon entering into a futures contract, the fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

     The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a fund may not be able to enter into a closing transaction because of an illiquid secondary market. There were no open futures contracts at June 30, 1998.

     Forward Foreign Currency Exchange Contracts - Forward foreign currency exchange contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by a fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency exchange contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency exchange contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund's adviser will enter into forward foreign currency exchange contracts only with parties approved by the Board of Trustees because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

     For the six months ended June 30, 1998, Basic Value, Value International, and Bartlett Europe had not entered into any forward currency contracts.

     Repurchase Agreements - Repurchase agreements are valued at cost plus accrued interest which approximates market value. It is the policy of each Fund that its custodian take possession of the underlying collateral securities. Collateral is marked-to-market daily to ensure that the market value of the underlying assets equals or exceeds the value of the seller's repurchase obligation. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a fund could experience both delays in liquidating the underlying securities and losses. The loss would equal the amount by which the carrying value of the repurchase agreement(s) exceeded the proceeds received in liquidation of the underlying collateral securities. To minimize the possibility of loss, the Funds enter into repurchase agreements only with institutions deemed to be creditworthy by the Adviser.

     At June 30, 1998, receivables for securities sold but not yet delivered and payables for securities purchased but not yet received for each Fund were as follows:

                      Receivable for        Payable for
                      Securities Sold  Securities Purchased
---------------------------------------------------------------
Basic Value              $  541             $   --
---------------------------------------------------------------
Value International          --                 --
---------------------------------------------------------------
Europe Fund               1,816              1,277
---------------------------------------------------------------

3   Investment Transactions
    Investment transactions (excluding short-term securities) were as follows for the six months ended June 30, 1998:

                                        Basic       Value      Europe
                                        Value   International   Fund
-------------------------------------------------------------------------
Purchases of investment securities     $20,077     $11,675     $35,847
-------------------------------------------------------------------------
Proceeds from sales and maturities
 of investment securities              $21,373     $14,559     $45,442
-------------------------------------------------------------------------

     The following amounts are based on cost for both financial reporting and federal income tax purposes as of June 30, 1998:

                             Basic       Value      Europe
                             Value   International   Fund
------------------------------------------------------------------
Unrealized appreciation     $46,590     $16,023     $20,672
Unrealized depreciation      (4,110)    (10,635)       (722)
------------------------------------------------------------------
Net unrealized appreciation
  (depreciation)            $42,480     $ 5,388     $19,950
------------------------------------------------------------------
Federal income tax cost
  of investments            $96,490     $74,572     $60,646
------------------------------------------------------------------

4   Transactions with Affiliates and Related Parties
    The officers of the Trust are shareholders or employees of the Adviser or Legg Mason Wood Walker, Incorporated ("LMWW"). LMWW is affiliated with the Adviser through their common parent company, Legg Mason, Inc. The Adviser became a wholly owned subsidiary of Legg Mason, Inc. in January 1996. Bartlett

Capital Trust's investments were managed by the Adviser under the terms of a Management Agreement. Under the Management Agreement that was effective through July 20, 1997, the Adviser paid all of the expenses of Basic Value and Value International except brokerage, taxes, interest and extraordinary expenses. As compensation for investment advisory services and the agreement to pay the above Fund expenses, each of those Funds paid the Adviser a fee computed and accrued daily and paid monthly. The fee for Basic Value was computed at an annual rate of 2% of the average daily net assets of the Fund up to and including $10,000, 1.50% of such assets from $10,000 up to and including $30,000 and 1% of such assets in excess of $30,000. The fee for Value International was computed at an annual rate of 2% of the average daily net assets of the Fund up to and including $20,000, 1.75% of such assets from $20,000 up to and including $200,000 and 1.25% of such assets in excess of $200,000.

     The Worldwide Value Fund, Inc. ("Worldwide", predecessor to Europe Fund) had an investment advisory agreement with Lombard Odier for which Lombard Odier received a monthly fee at an annual rate of 1% of Worldwide's net assets, based on the net assets on the last business day of each month. This rate was reduced on net asset values in excess of $100 million. Lombard Odier managed Worldwide's portfolio since its inception in 1986.

     Worldwide had an administration contract with Legg Mason Fund Adviser, Inc. ("Administrator") for which the Administrator received from Worldwide a monthly fee at an annual rate of .20% of Worldwide's net assets, based on the net assets on the last business day of each month. This rate was reduced on net asset values in excess of $100 million.

     Effective July 21, 1997, the shareholders of the Trust approved an Investment Management and Administration Agreement ("Agreement"). Under the Agreement, the Adviser receives for its services an advisory fee from each Fund, computed daily and payable monthly at annual rates of each Fund's average daily net assets as follows: Basic Value, .75%, Value International, 1.25%, and Europe Fund, 1.00%.

     Lombard Odier serves as investment sub-adviser to Europe Fund pursuant to a Sub-Advisory Agreement, which was approved by the Board of Trustees. For its services under the Sub-Advisory Agreement, Lombard Odier receives from the Adviser (not Europe Fund) a monthly fee at the rate of 60% of the monthly fee actually paid to the Adviser by Europe Fund under the Agreement, taking into account any fee waiver arrangements in effect.

     The Adviser has agreed to waive fees to the extent the expenses attributable to Class A, C and Y shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month annual rates based on each respective class' average daily net assets as follows: 1.15%, 1.90% and 0.90%, respectively, for Basic Value; 1.80%, 2.55% and 1.55%, respectively, for Value International; and 1.85%, 2.60% and 1.60%, respectively, for Europe Fund. Fees in excess of these limits will be waived through May 1, 1999. For the six months ended June 30, 1998, advisory fees of $76, $44 and $63 were waived for all classes of Basic Value, Value International and Europe Fund, respectively. At June 30, 1998, amounts due to the Adviser were as follows: Basic Value, $75; Value International, $51; and Europe Fund, $59.

     LM Financial Partners, Inc., distributor of the Funds, and an affiliate of the Adviser, receives from each Fund an annual service fee of 0.25% of the average daily net assets of each Fund's Class A shares and distribution and service fees at an annual rate of 0.75% and 0.25%, respectively, of average daily net assets of each Fund's Class C shares. These fees are calculated daily and paid monthly.

     LMWW has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, LMWW was paid the following amounts by the transfer agent for the six months ended June 30, 1998: Basic Value, $4; Value International, $3; and Europe Fund, $5.

5   Line of Credit
    The Funds, along with certain other Legg Mason funds, participate in a $150 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the six months ended June 30, 1998, the Funds had no borrowings under the line of credit.

6   Reorganization of Worldwide Value Fund, Inc.
    On July 18, 1997, Bartlett Europe Fund, a series of the Bartlett Capital Trust, an open-end management investment company, acquired all the net assets of Worldwide Value Fund, Inc. pursuant to a plan of reorganization approved by Worldwide's shareholders on April 30, 1997. The acquisition was accomplished by a tax-free exchange of 3,357 shares of Worldwide (valued at $88,660) outstanding on July 18, 1997. The net assets of Worldwide ($88,660, including $18,092 of unrealized appreciation and $12,991 of undistributed net capital gain) were merged into the newly-created Bartlett Europe Fund. Prior to the reorganization, Worldwide Value Fund, Inc. was a closed-end mutual fund whose shares traded on the New York Stock Exchange.

7   Fund Share Transactions
    Proceeds and payments on shares of the Funds as shown in the Statements of Changes in Net Assets are the result of the share transactions on the following page:

---------------------------------------------------------------------------------------------------------------------------
                                      Basic Value                  Value International               Europe Fund

                               For the Six    For the Nine     For the Six    For the Nine    For the Six   For the Period
                              Months Ended    Months Ended    Months Ended    Months Ended   Months Ended   7/21/97 through
Class A                          6/30/98        12/31/97         6/30/98        12/31/97        6/30/98        12/31/97
---------------------------------------------------------------------------------------------------------------------------
Shares sold                       243              273             398           1,960          114                27
Shares issued in reinvestment
  of distributions                 --            1,550              --             565           --               890
---------------------------------------------------------------------------------------------------------------------------
                                  243            1,823             398           2,525          114               917

Less shares redeemed             (548)          (1,305)           (683)         (3,164)        (508)           (1,354)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in shares outstanding         (305)             518            (285)           (639)        (394)             (437)
---------------------------------------------------------------------------------------------------------------------------


                                       Basic Value                  Value International                Europe Fund
                               For the Six   For the Period    For the Six   For the Period   For the Six   For the Period
                              Months Ended  9/12/97 through    Months Ended  7/23/97 through  Months Ended  7/23/97 through
Class C                          6/30/98        12/31/97         6/30/98        12/31/97        6/30/98        12/31/97
---------------------------------------------------------------------------------------------------------------------------
Shares sold                        71              21             255              72             546             13
Shares issued in reinvestment
   of distributions                --               1              --               5              --              2
---------------------------------------------------------------------------------------------------------------------------
                                   71              22             255              77             546             15

  Less shares redeemed             (3)             (1)            (15)             (4)            (18)            (1)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in shares outstanding            68              21             240              73             528             14
---------------------------------------------------------------------------------------------------------------------------


                                       Basic Value                  Value International                Europe Fund
                               For the Six   For the Period    For the Six   For the Period   For the Six   For the Period
                               Months Ended  8/15/97 through   Months Ended  8/15/97 through  Months Ended  8/21/97 through
Class Y                          6/30/98        12/31/97         6/30/98        12/31/97        6/30/98        12/31/97
---------------------------------------------------------------------------------------------------------------------------
Shares sold                         2              112             16            1,295             6              299
Shares issued in reinvestment
   of distributions                --               30             --              170            --               83
---------------------------------------------------------------------------------------------------------------------------
                                    2              142             16            1,465             6              382

Less shares redeemed               --              (15)          (349)            (404)          (71)              --
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in shares outstanding             2              127           (333)           1,061           (65)             382
---------------------------------------------------------------------------------------------------------------------------

                             TRUSTEES AND OFFICERS

--------------------------------------------------------------------------------------
Lorrence T. Kellar                         Chairman of the Board and Trustee
Edward A. Taber, III                       President
A. John W. Campbell                        Trustee
Edmund J. Cashman, Jr.                     Trustee
Henri Deegenaar                            Trustee
Ian F.H. Grant                             Trustee
Alan R. Schriber                           Trustee
William P. Sheehan                         Trustee
Prinz Wolfgang E. Ysenburg                 Trustee
Madelynn M. Matlock, CFA                   Vice President
James A. Miller, CFA                       Vice President
Donna M. Prieshoff                         Vice President
James B. Reynolds, CFA                     Vice President
Woodrow H. Uible, CFA                      Vice President
Kathi D. Bair                              Secretary
Marie K. Karpinski, CPA                    Treasurer and Vice President
Thomas A. Steele, CPA                      Assistant Treasurer and Assistant Secretary
--------------------------------------------------------------------------------------
Investment Adviser                         Bartlett & Co.
                                           Cincinnati, Ohio

Investment Sub-Adviser to Europe Fund      Lombard Odier International Portfolio
                                             Management Limited
                                           London, England

Custodian                                  State Street Bank & Trust Company
                                           Boston, Massachusetts

Sub-Custodian for Europe Fund              The Chase Manhattan Bank, N.A.
                                           Bournemouth, England

Transfer Agent                             Boston Financial Data Services
                                           Boston, Massachusetts

Independent Accountants                    PricewaterhouseCoopers LLP
                                           Baltimore, Maryland

Legal Counsel                              Kirkpatrick & Lockhart LLP
                                           Washington, DC
--------------------------------------------------------------------------------------



                                 Bartlett & Co.
                         ------------------------------
                         REGISTERED INVESTMENT ADVISORS

--------------------------------------------------------------------------------
        36 East Fourth Street, Cincinnati, OH 45202-3896 o 513-345-6212
                        800-800-3609 o FAX 513-621-6462